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                                                                   Exhibit 10.18



                            STOCK PURCHASE AGREEMENT


        THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 13th day of April 2000 by and between Venture Catalyst Incorporated, a Utah corporation ("Purchaser"), and Tony Yollin ("Seller").

        THE PARTIES HEREBY AGREE AS FOLLOWS:

1.      Purchase and Sale of Stock.

        A. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase and Seller agrees to sell to Purchaser 100,000 shares (the "Shares") of Common Stock, $0.001 par value per share (the "Common Stock"), of CraftClick.com, Inc., a Utah corporation (the "Company"). Concurrently with the execution of this Agreement, Seller is delivering to Purchaser the stock certificate representing the Shares, duly endorsed in blank or accompanied by proper instruments of transfer duly signed by Seller in blank against payment of the purchase price set forth in this Section 1 (the "Closing").

        B. Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, in reliance upon the representations, warranties, covenants and agreements of Seller contained herein, and in exchange for the Shares, Purchaser agrees to issue to Seller shares of Purchaser's Common Stock, $0.001 par value per share (the "Purchaser Common Stock"). The number of shares of Purchaser Common Stock to be issued by Purchaser hereunder shall be determined by the formula set forth on Exhibit A (the "Purchase Price").

2.      Representations and Warranties of Seller.

        Seller hereby represents and warrants to Purchaser as follows:

               (a) Seller is the beneficial and record owner of the Shares and has valid and marketable title to the Shares, free and clear of any lien, pledge and encumbrance or any claim of any third party.

               (b) Seller has the necessary corporate power and authority to enter into this Agreement, and this Agreement constitutes a valid and legally binding obligation of the Seller, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

               (c) No options, warrants or other rights to purchase any of the Shares have been granted by Seller.

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               (d) Neither Seller nor the Company has entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of Purchaser to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, and Seller is not aware of any claim or basis for any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. Seller shall indemnify Purchaser for any claims arising out of any breach of the foregoing representation.

               (e) Seller represents that he understands that (i) the Purchaser Common Stock being acquired by Seller pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the "1933 Act") and is being issued in reliance upon the exemption afforded by
        Section 4(2) thereof for transactions by an issuer not involving any public offering, (ii) such Purchaser Common Stock must be held indefinitely unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration, (iii) such Purchaser Common Stock will bear a legend to such effect, and (iv) Purchaser will make a notation on its transfer books to such effect. Seller further represents that (i) such Purchaser Common Stock is being acquired for investment and without any present view toward distribution thereof to any other person, (ii) he will not sell or otherwise dispose of Purchaser Common Stock except in compliance with the registration requirements or exemption provisions under the 1933 Act, the rules and regulations thereunder, and as otherwise set forth by the Securities and Exchange commission (the "Commission"), (iii) he has knowledge and experience in financial and business matters and that he is capable of evaluating the risks and merits of an investment in Purchaser Common Stock, (iv) he has consulted with counsel, to the extent deemed necessary, as to all matters covered by this Agreement and has not relied upon Purchaser for any explanation of the application of the various federal or state securities laws with regard to the acquisition of such Purchaser Common Stock, (v) he has investigated and is familiar with the affairs, financial condition and prospects of Purchaser, and has been given sufficient access to and has acquired sufficient information about Purchaser to reach an informed and knowledgeable decision to acquire such Purchaser Common Stock, and (vi) he is able to bear the economic risks of such an investment.

3.      Representations and Warranties of Purchaser.

        Purchaser hereby represents and warrants to Seller as follows:

               (a) Purchaser has the necessary corporate power and authority to enter into this Agreement and this Agreement constitutes a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Purchaser Common Stock, when issued in accordance with this Agreement, has been duly issued and shall be fully paid and non-assessable.



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               (b) Purchaser represents that he understands that (i) the Shares being acquired by Purchaser pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the "1933 Act") and is being sold in a transaction not involving any public offering,
        (ii) such Shares must be held indefinitely unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration, and (iii) such Shares will bear a legend to such effect. Purchaser further represents that (i) such Shares are being acquired for investment and without any present view toward distribution thereof to any other person, (ii) it will not sell or otherwise dispose of Shares except in compliance with the registration requirements or exemption provisions under the 1933 Act, the rules and regulations thereunder, and as otherwise set forth by the Securities and Exchange commission (the "Commission"), (iii) he has knowledge and experience in financial and business matters and that he is capable of evaluating the risks and merits of an investment in Shares, (iv) he has consulted with counsel, to the extent deemed necessary, as to all matters covered by this Agreement and has not relied upon Seller for any explanation of the application of the various federal or state securities laws with regard to the acquisition of such Shares, (v) he has investigated and is familiar with the affairs, financial condition and prospects of the Company, and has been given sufficient access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire such Shares, and (vi) he is able to bear the economic risks of such an investment.

               (c) Purchaser has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of Seller to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, and Purchaser is not aware of any claim or basis for any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. Purchaser shall indemnify Seller for any claims arising out of any breach of the foregoing representation.

4.      Registration Rights.

4.1     Registration Procedures. The Purchaser shall:

               (a) as soon as practicable after the Closing, but in any event within 30 days after the Closing, prepare and file with the Commission a registration statement on appropriate form (the "Registration Statement") pursuant to the 1933 Act relating to the resale of the Purchaser Common Stock by the Seller;

               (b) use its best efforts, subject to receipt of necessary information from Seller, to cause the Registration Statement to become effective no later than 60 days after the Registration Statement is filed by Purchaser;



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               (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) twelve months after the effective date of the Registration Statement or (ii) the date on which all of the Purchaser Common Stock have been sold by Seller pursuant to the Registration Statement or Rule 144 under the 1933 Act or any other rule of similar effect;

               (d) furnish to the Seller with respect to the Purchaser Common Stock registered under the Registration Statement such reasonable number of copies of prospectuses in order to facilitate the public sale or other disposition of all or any of the Purchaser Common Stock by the Seller; provided, however, that the obligation of Purchaser to deliver copies of prospectuses to Seller shall be subject to the receipt by Purchaser of reasonable assurances from Seller that Seller will comply with the applicable provisions of the 1933 Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

               (e) file documents required of Purchaser for normal blue sky clearance in states reasonably requested in writing by Seller; provided, however, that Purchaser shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

               (f) notify Seller at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included the Registration Statement, as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 4.1 and the registration of the Purchaser Common Stock pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to Seller or underwriting discounts, brokerage fees and commissions incurred by the Seller, if any.

4.2 Transfer of Shares After Registration. Seller agrees that it will not effect any disposition of the Purchaser Common Stock or its right to purchase Purchaser Common Stock that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 4.1, and that it will promptly notify Purchaser of any changes in the information set forth in the Registration Statement regarding Seller or its Plan of Distribution.



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4.3     Indemnification.

               (a) Purchaser agrees to indemnify and hold harmless Seller and each person, if any, who controls Seller within the meaning of the 1933 Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which Seller or such controlling person may become subject, under the Securities Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of Purchaser), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, and will reimburse Seller and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by Seller or such controlling person in connection with investigating, or defending, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that Purchaser will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to Purchaser by or on behalf of Seller expressly for use therein, or (ii) the failure of Seller to comply with the covenants and agreements contained in Section 4.2 hereof respecting sale of the Purchaser Common Stock, or (iii) any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to Seller prior to the pertinent sale or sales by Seller.

               (b) Seller will severally indemnify and hold harmless Purchaser, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls Purchaser within the meaning of the 1933 Act, against any losses, claims, damages, liabilities or expenses to which Purchaser, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the 1933 Act, the 1934 Act, or any other federal or state statutory law or regulation (including in settlement of any litigation, if such settlement is effected with the written consent of Seller) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Section 4.2 hereof respecting the sale of the Purchaser Common Stock or (ii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the prospectus, or any amendment or



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        supplement thereto, in reliance upon and in conformity with written information furnished to Purchaser by or on behalf of Seller expressly for use therein, and will reimburse Purchaser, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by Purchaser, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

4.4            Certain Information.

               With a view to making available to Seller the benefits of certain rules and regulations of the Commission which may permit the sale of the Purchaser Common Stock to the public without registration. Purchaser agrees to use its best efforts to:

                      (a) Make and keep public information available, as those
               terms are understood and defined in Rule 144 or any similar or analagous rule promulgated under the 1933 Act, at all times:

                      (b) file with the Commission, in a timely manner, all
               reports and other documents required of Purchaser under the 1934 Act; and

                      (c) furnish to Seller upon request a written statement by
               Purchaser as to its compliance with the reporting requirements of said Rule 144 and of the 1934 Act, a copy of the most recent annual or quarterly report of Purchaser, and such other reports and documents as Seller may reasonably request in availing himself of any rule or regulation of the Commission allowing him to sell any such securities without registration.

5.      Miscellaneous.

               (a) Neither Seller nor Purchaser nor any of their respective successors, agents, affiliates, directors, officers, employees or assigns shall issue any press release or other form of public comment relating to the matters set forth in this Agreement without the prior consent of the other party, which consent shall not be unreasonably withheld; provided, however, nothing herein shall be construed to restrict any party from any disclosure required by law, following prior written notice to the other party. Nothing in this Paragraph 5 (a) shall be construed as creating any liability on any other party for the disclosure made by a party, with or without such other party's prior consent.



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               (b) The parties hereto will at any time, and from time to time after the Closing, upon request of the other party, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required to carry out the intent of this Agreement, and to transfer and vest title to any Shares being transferred hereunder, and to protect the right, title and interest in and enjoyment of all of the Shares sold, granted, assigned, transferred, delivered and conveyed pursuant to this Agreement; provided, however, that this Agreement shall be effective regardless of whether any such additional documents are executed.

               (c) This Agreement shall be binding upon Purchaser, Seller, their respective administrators, legal representatives, successors, and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto, any rights or remedies under or by reason of this Agreement.

               (d) The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and remain in full force and effect, notwithstanding any investigation at any time made by or on behalf of the parties.

               (e) This Agreement shall be construed in accordance with and governed by the laws of the State of California, without regard to principles of conflicts of laws.

               (f) The parties to this Agreement hereby agree that an award of damages alone is inadequate to remedy a breach of the terms of this Agreement, and that specified performance, injunctive relief, or other equitable remedy is the only way by which the intent of this Agreement may be adequately realized upon breach by one or more of the parties hereto. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

               (g) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and may be amended only by a writing executed by all of the parties.

               (h) If for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid as applied to any particular case or in all cases, such circumstances shall not have the effect of rendering such provision invalid in any other case or of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid.

               (i) Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto and any purported assignment without such consent shall be null and void.

               (j) This Agreement may be executed in any number of counterparts, each of which shall be considered an original but all of which shall constitute the agreement by and among the parties.



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               (k) Each of the parties hereto shall be responsible for its own fees and expenses, including all legal and accounting fees incurred in connection with this transaction.


        IN WITNESS WHEREOF, the Purchaser and Seller have duly executed and delivered this Agreement as of the date first above written.


VENTURE CATALYST INCORPORATED,
a Utah corporation


By:     /s/ Sanjay Sabnani
        ------------------------
        Title: President
               -----------------



/s/  Tony Yollin
--------------------------------
TONY YOLLIN



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                                    EXHIBIT A



x  =   axb
     -------
        z

where

a  =  the number of Shares

b = the average of the closing bid price of the Common Stock reported on the over-the-counter market for the five trading days prior to Closing, but in no event greater than $3.00 per Share

z = the average of the last sale price of the Purchaser Common Stock as reported on the Nasdaq National Market on the trading day prior to Closing

x  =  the number of shares of Purchaser Common Stock



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